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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2001


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                      0-21571                        13-3906555
           (Commission File Number)       (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code (212) 351-7000


                                      None.
                 (Former address, if changed since last report.)


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ITEM 5. OTHER EVENTS.

      On October 2, 2001, TMP Worldwide Inc. (the "Company") provided a business outlook update for 2001 and initial estimates for 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements.

            None.

      (b)   Pro Forma Financial Information.

            None.

      (c)   Exhibits

            99.1. Press Release of the Company issued on October 2, 2001 relating to the Company' business outlook update for 2001 and initial estimates for 2002.

(All other items on this report are inapplicable.)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TMP WORLDWIDE  INC.
                                          (Registrant)


                                          By:  /s/ Bart Catalane
                                              ----------------------------
                                              Bart Catalane
                                              Chief Financial Officer

Dated: October 2, 2001